Schedule of Investments
March 31, 2023 (unaudited)
Mathew 25 Fund

	Shares or Principal
Security Description	Amount ($)	Fair Value ($)(1)

Common Stocks - 96.66%

Air Courier Services - 10.61%
FedEx Corp.	120,000	27,418,800

Apparel and other Finished Products Made from Fabrics and Similar Materials - 0.51%
Under Armour, Inc. Class A (2)	70,000	664,300
Under Armour, Inc. Class C (2)	80,000	682,400

		1,346,700

Business Services - 1.40%
MasterCard, Inc. Class A	10,000	3,634,100
The Depository Trust & Clearing Corp. (2) (4)	.11	4,758

		3,638,858

Carpets & Rugs - 3.18%
Interface, Inc.	1,010,000	8,201,200

Electronic Computers - 4.89%
Apple, Inc.	76,500	12,614,850

Federal & Federally - Sponsored Credit Agencies - 7.57%
Federal Agricultural Mortgage Corp. Class A	80,060	8,745,754
Federal Agricultural Mortgage Corp. Class C	81,000	10,788,390

		19,534,144

Fire, Marine & Casualty Insurance - 4.51%
Berkshire Hathaway, Inc. Class A (2)	25	11,640,000

Hotels & Motels - 7.61%
Park Hotels & Resorts, Inc.	1,055,000	13,039,800
Penn National Gaming, Inc. (2)	222,500	6,599,350

		19,639,150

Investment Advice - 4.78%
KKR & Co., Inc. Class A	235,000	12,342,200

Motor Vehicles & Passenger Car Bodies - 11.65%
Tesla, Inc. (2)	145,000	30,081,700

National Commercial Bank - 4.29%
JP Morgan Chase & Co.	85,000	11,076,350

Radio & Tv Broadcasting & Communication Equipment - 4.82%
Qualcomm, Inc.	97,500	12,439,050

Real Estate Investment Trusts - 2.68%
Brandywine Realty Trust	625,000	2,956,250
Vornado Realty Trust	257,500	3,957,775

		6,914,025
Retail-Catalog & Mail-Order Houses - 4.84%
Amazon.com, Inc. (2)	121,000	12,498,090

Retail-Variery Stores - 3.55%
Five Below, Inc. (2)	44,500	9,165,665

Security Brokers, Dealers & Exchanges - 12.97%
Goldman Sachs Group, Inc.	102,350	33,479,709

State Commercial Banks - 3.65%
East West Bancorp, Inc.	170,000	9,435,000

Transportation Equipment - 5.83%
Polaris, Inc.	136,000	15,045,680

Total Common Stock	(Cost $ 158,343,926)	249,597,146

Money Market Fund - 0.48%

First American Government Obligation Fund Class Z 4.613% (3)	1,241,428	1,241,428

Total Money Market Registered Investment Companies	(Cost $ 1,241,428)	1,241,428

Total Investments - 99.82%	(Cost $ 159,585,354)	257,752,599

Other Assets Less Liabilities - .18%		460,778

Total Net Assets - 100.00%		258,213,377

(1) Statement on Financial Accounting Standard No. 157 "Fair Value Measurements" - Various inputs are used in determining the value of the Fund's investments.
These inputs are summarized in the three broad levels listed below.
• Level 1 - quoted prices in active markets for identical securities
• Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund's assets carried at fair value:

		Investments in
Valuation Inputs		Securities
Level 1 - Quoted Prices		$249,002,087
Level 2 - Other Significant Observable Inputs		8,745,754
Level 3 - Significant Unobservable Inputs		4,758
Total		$257,752,599

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment
Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(2) Represents non-income producing securities.
(3) Variable rate security; the rate shown represents the yield at March 31, 2023.
(4) Fair valued security deemed as Level 3 security.